SCHEDULE 14C/A

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. ______)

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☒	Preliminary Information Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

TRIDON ENTERPRISES INCORPORATED

(Name of Registrant as Specified in Its Charter)

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TRIDON ENTERPRISES INCORPORATED
Room 1305, 13/F Progress Commercial Building,
7-17 Irving Street,
Causeway Bay, Hong Kong

INFORMATION STATEMENT

April __, 2002

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTIONS, DEFINED BELOW, HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

General

     This Information Statement is first being furnished on or about April      , 2002 to shareholders of record as of the close of business on February 28, 2002 (the “Record Date”) of the common stock, $0.001 par value per share (the “Common Stock”) of Tridon Enterprises Incorporated (“Tridon” or the “Company”) in connection with the following (the “Actions”):

1.	Information regarding the Share Exchange Agreement dated as of December 9, 2001 (the “Share Exchange Agreement”) and the Share Exchange with Alpha Sky Investment (the “Share Exchange”);

2.	Amendment of the Articles of Incorporation, as amended, changing the name of the Company to Alpha Spacecom, Inc.

3.	Increase the total number of authorized shares of Common Stock from 100,000,000 to 2,000,000,000.

     The Board of Directors has approved, and a majority of the shareholders (the “Consenting Shareholders”) representing 50,000,000 shares of the 99,115,169 shares outstanding of the Common Stock as of the Record Date, representing 50.5% of the issued and outstanding shares, have consented in writing, to the Actions. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding of Common Stock and are sufficient under the Colorado Corporation Act and Tridon By-Laws to approve the Actions. Accordingly, the Actions will not be submitted to the other shareholders of Tridon for a vote and this Information Statement is being furnished to shareholders to provide them with certain information concerning the Actions in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the regulations promulgated thereunder, including Regulation 14C.

     This Information Statement contains forward-looking statements which involve risks and uncertainties. The Company’s actual results may differ significantly from the results discussed in the forward-looking statements.

     Tridon will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. Tridon will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Tridon’s Common Stock.

     The principal executive office of Tridon is located at Room 1305, 13/F Progress Commercial Building, 7-17 Irving Street, Causeway Bay, Hong Kong.

INFORMATION REGARDING THE AGREEMENT AND SHARE EXCHANGE AGREEMENT AND THE SHARE EXCHANGE

     The Board of Directors has unanimously adopted and the Consenting Shareholders have approved the Share Exchange Agreement and the Share Exchange. The Share Exchange Agreement is attached as Appendix A and is incorporated herein by reference.

     In the judgment of the Board of Directors, the Share Exchange has enabled the Company to acquire a business in a fast growing market with experienced management. The Share Exchange became effective on December 9, 2001 (the “Closing Date”).

     Pursuant to the Share Exchange Agreement, on the Closing Date, Tridon acquired from Alpha Sky Investment Limited (“Alpha”), all of its equity interests in Accuhigh Investments Limited, a British Virgin Islands company (“Accuhigh”) and Tidy Sum Investments Limited, a British Virgin Islands company (“Tidy”) (collectively, the “Immediate Companies”) in exchange for 10,000,000 shares of convertible preferred stock which are convertible in 900,000,000 shares of common stock of the Company. As a result of the Share Exchange Agreement, Tridon assumed the operations of Alpha.

SUMMARY OF THE SHARE EXCHANGE

     This summary highlights material information relating to the Share Exchange and may not contain all of the information that is important to you. Shareholders are urged to read the full text of the Share Exchange Agreement in its entirety.

    TRIDON

     Tridon, was organized under the laws of the State of Colorado. We were organized to develop and market provide long distance telecommunications, voice and data services.

     Since the closing date of the Share Exchange, our newly appointed Chief Executive Officer, Mr. Xuedong Hu can be reached at our executive office, Room 1305, 13/F Progress Commercial Building, 7-17 Irving Street, Causeway Bay, Hong Kong. 011-852-29722772.

    ALPHA SKY INVESTMENT LIMITED

Background

     Alpha is a company organized under the laws of the British Virgin Islands and is engaged in the operation of a satellite related business in the People’s Republic of China. Alpha Spacecom Company Limited (“ASC”) is the operating subsidiary of Alpha. ASC was incorporated in Hong Kong in December of 1998. ASC is in the business of developing a Ka band communication satellite system that will provide broadband telecommunications services to China and its neighboring Asia Pacific countries.

Technology

     The Ka band geosynchronous satellite system will provide a wide bandwidth, high data throughput, low cost, and high efficiency broadcast and communications platform. The term “Ka-band” refers to the range of frequency at which a satellite communicates. There are three bands which are commonly used in geosynchronous satellite telecommunications: Ku-band, C-band, and Ka-band. FSS

Ku-band covers the range between 12.25 and 12.75 GHz downlink and is typically used for television broadcast and telecommunications with a beam coverage of a subcontinent. The relatively high power of Ku-band satellite enables the receiver dish to be significantly smaller than the one required by C-band. In contrast, C-band satellites, which use the frequency range between 3.7 and 4.2 GHz downlink, are able to reach relatively larger coverage areas but require a receiver dish much larger in diameter. Ka-band operates in the range of 20 to 30 GHz. It is used by broadband multimedia companies because it has sufficient bandwidth to support the demands of broadband multimedia applications. The wide frequency bandwidth allows data to be transmitted at a relatively higher data rate and allows for interactive broadband services. NASA’s ACTS satellite system is capable of gigabit-per-second communication. According to the Vision group, the commercial use of these systems are capable of transmitting 1.5 Megabytes per second which is 150 times as fast as data can be transmitted over phone lines. Ka-band, for example, can be used with any of the orbits. Ka-band is preferred because it offers 4-7 times the spectrum of other bands, thus allowing it to deliver higher bandwidth. The bandwidth is necessary due to the types of services that may run on the network. These services include:

Market Overview

     China is a large country with the largest television audience in the world with approximately 300 million viewers. Television viewing is also the primary home entertainment in China. The viewing habits, and viewing interest vary from region to region in China, as education level, demographics, nationalities, culture, dialects, languages, and tradition differ in different parts of the country. This has resulted in a segmented market that the traditional means of television broadcast does not adequately address. An interactive and video on demand type system would address many of the needs of this segmented market. A platform that can provide high bandwidth, high data rate, low cost, and interactivity is a necessity. The Alphacom System provides a broadband Satellite-Pay-Per-View (“SPPV”) platform to enable interactivity and video on demand.

     ASC has been working with the China’s State Administration of Radio, Film and Television (“SARFT”) and China Broadcasting Film Television Satellite Company (“CBSat”) for the past two years in an effort to develop a broadband SPPV platform. Further, with China’s entry into World Trade Organization, it is projected that China’s media market may gradually open up, which means more and more foreign media companies can enter into the China market. These media companies need a low cost and high capacity platform to bring their television programs to the Chinese viewers. Management believes that once developed, the Alphacom System will address this growth need.

     The Alphacom System is not only limited to SPPV platform. Vice Minister Lu Xinkui of China’s Ministry of Information Industry (MII), at the second IT Forum organized by China Computerworld, one of the largest IT media groups in the nation, asserted that, as broadband data becomes more important in the telecom market, driven by users’ demand for more data at a faster speed, China’s IT industry revenue is expected to double in the next four years to US$240 billion. According to the latest statistics released on December 3, 2001 by China Internet Network Information Center, China’s internet bandwidth of international exit was up to 5724 MHz by the end of September, 2001, nearly twice a much as in the prior year.

     Management of Alpha believes that once developed, the Alphacom System will be able to satisfy this demand in a very cost-effective way compared to the terrestrial counterpart. The system will serve to provide extension and backup to the terrestrial means — fixed and mobile — as well as the “last mile” connectivity, thanks to its unique capability of reach and the inherent advantage of availability.

Business Partners

     Pursuant to the terms of a Memorandum of Understanding, Lockheed Martin Commercial Space Systems is working with ASC to develop a system design and commercial proposal to meet ASC’s requirements for the Alphacom System. Under a turnkey contract, Lockheed will provide design, supply, installation and integration of the ground network and satellite(s), including launch vehicles for implementation of the Alphacom System.

     Pursuant to the terms of a Memorandum of Understanding with CBSat, a division of the SARFT, ASC is developing a project to construct, launch, maintain and operate KA band satellites for distribution of news, sports, entertainment, and SPPV services in China.

     The Company also has a five percent (5%) equity interest in each of Vertex Corporation, Vertex Corporation Marketing, Tridon Energy Resources, Tridon Communications and Tridon Com.com.

Experienced Team

     ASC has a team of experienced experts in the fields of satellite manufacturing, launch vehicle integration, finance, Ka system design, telecommunications, and market development. Over the past four years, the team was working closely with the broadcasters and telecom service providers in China to come up with an optimum solution for the various applications and needs for broadband communications. Certain statements contained herein that are not related to historical results, including, without limitation, statements regarding the Company’s business plan and objectives, are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) and involve risks and uncertainties. Although the Company believes that the assumptions on which these forward-looking statements are based are reasonable, there can be no assurance that such assumptions will prove to be accurate and actual results could differ materially from those discussed in the forward looking statements. Factors that could cause or contribute to such differences include, but are not limited to, regulatory policies, competition from other similar businesses, and market and general policies, competition from other similar businesses, and market and general economic factors. All forward-looking statements contained in this Form 8-K are qualified in their entity by this statement.

THE SHARE EXCHANGE

     On the closing date of the Share Exchange, the Company issued and delivered to the Alpha and its designees 10,000,000 shares of its duly authorized Series B Convertible Preferred Stock (the “Preferred Shares”) which are convertible into an aggregate of 900,000,000 shares of the Company Common Stock. In exchange for the Preferred Shares, Alpha delivered to the Company all of its equity interest in Accuhigh Investments Limited, a British Virgin Islands company (“Accuhigh”) and Tidy Sum Investments Limited, a British Virgin Islands company (“Tidy”). Accuhigh and Tidy are the operating subsidiaries of Alpha.

REGULATORY APPROVAL

     Regulatory approval was not required for the consummation of the Share Exchange.

FINANCIAL INFORMATION

TRIDON ENTERPRISES INCORPORATED
(A Company In The Development Stage)
Balance Sheets
October 31, 2001 and April 30, 2001

Assets

	October 31, 2001	April 30, 2001

	(Unaudited)	(Audited)

Current Assets:
Cash	$162	$171
Notes Receivable and Interest Receivable	277,310	277,310
Less Allowance for Bad Debt	(277,310)	(277,310)
Prepaid Expenses	17,424	0

Total Current Assets	17,586	171

Furniture and Equipment — at Cost	17,993	17,993
Accumulated Depreciation	(14,391)	(13,335)

Net Furniture and Equipment	3,602	4,658

Total Assets	$21,188	$4,829

Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities:
Accounts Payable and Accrued Expenses	$298,004	$287,338
Advances from Stockholder	201,711	172,630
Advances from Vertex Marketing	39,400	39,400

Total Current Liabilities	539,115	499,368
Commitments And Contingencies	—	—

Total Liabilities	539,115	499,368

Stockholders’ Equity (Deficit):
Common Stock, $.001 Par Value, 100,000,000 Shares Authorized, 87,438,053 and 88,591,886 Shares Issued and Outstanding Respectively	87,438	88,592
Preferred Stock, 7% Cumulative Convertible, Par Value $.001, 20,000,000 Shares Authorized, 35,800 Shares Issued And Outstanding	36	36
Additional Paid-In Capital	12,703,736	12,686,121
Deficit Accumulated During Development Stage	(13,309,137)	(13,269,288)

Total Stockholders’ Equity (Deficit)	(517,927)	(494,539)

Total Liabilities And Stockholders’ Equity (Deficit)	$21,188	$4,829

See accompanying notes to financial statements

TRIDON ENTERPRISES INCORPORATED
(A Company In The Development Stage)
Statements Of Operations

	Three Months	Three Months
	Ended	Ended
	October 31,	October 31,
	2001	2000

Revenue:
Net Sales	$0	$0
Cost of Sales	0	0

Gross Loss	0	0

Operating Expenses:
General and Administrative	16,006	23,122
Consulting Fees	0	0
Research and Development	0	0
Computer Software Development Costs	0	0
Interest	0	0

Total Operating Expenses	16,006	3,122

Net Loss from Operations	(16,006)	(23,122)

Other Income (Expense)
Consulting Fees Related to Common Stock Issued	0	0
Officer’s Salary Related to Common Stock Issued	0	0
Interest	0	0
Casualty Loss — Boat	0	0
Gain on Settlement	0	0
Forgiveness of Interest	0	0
Forgiveness of Debt	0	0
Realized Gain on Disposition of Marketable Securities	0	0
Loss on Permanent Impairment of Securities	0	0
Miscellaneous	0	0
Bad Debt Expense	0	0
Litigation Settlement	0	0

Total Other Income (Loss)	0	0

Loss from Continuing Operations Before Income Tax Benefit (Expense)	(16,006)	(23,122)
Income Tax Benefit (Expense )	0	0

Loss from Continuing Operations	(16,006)	(23,122)
Gain on Disposal of Segment	0	0
Loss on Discontinued Operations	0	0

Net Loss	$(16,006)	$(23,122)

Loss Per Share	$(.00)	$(.00)

Weighted Average Number of Shares Outstanding	91,188,053	79,794,734

See accompanying notes to financial statements

TRIDON ENTERPRISES INCORPORATED
(A Company In The Development Stage)
Statements Of Operations (Continued)

		Six Months	Six Months
		Ended	Ended
	Inception To	October 31,	October 31,
	October 31, 2001	2001	2000

Revenue:
Net Sales	$151,729	$0	$0
Cost of Sales	182,581	0	0

Gross Loss	(30,852)	0	0

Operating Expenses:
General and Administrative	6,378,267	19,587	31,581
Consulting Fees	752,250	0	0
Research and Development	132,697	0	0
Computer Software Development Costs	630,066	0	0
Interest	893,637	19,462	5,000

Total Operating Expenses	8,786,917	39,049	36,581

Net Loss from Operations	(8,817,769)	(39,049)	(36,581)

Other Income (Expense)		0	0
Consulting Fees Related to Common Stock Issued	(1,049,016)	0	0
Officer’s Salary Related to Common Stock Issued	(1,157,328)	0	0
Interest	97,949	0	0
Casualty Loss — Boat	(3,000,000)	0	0
Gain on Settlement	411,495	0	0
Forgiveness of Interest	8,901	0	0
Forgiveness of Debt	123,994	0	0
Realized Gain on Disposition of Marketable Securities	2,720	0	0
Loss on Permanent Impairment of Securities	(1,120,050)	0	0
Miscellaneous	1,043	0	0
Bad Debt Expense	(395,149)	0	0
Litigation Settlement	(429,978)	0	0

Total Other Income (Loss)	(6,505,419)	0	0

Loss from Continuing Operations Before Income Tax Benefit (Expense)	(15,323,188)	(39,049)	(36,581)
Income Tax Benefit (Expense )	79,405	(800)	(800)

Loss from Continuing Operations	(15,243,783)	(39,049)	(37,381)
Gain on Disposal of Segment	3,836,964	0	0
Loss on Discontinued Operations	(1,854,000)	0	0

Net Loss	$(13,260,819)	$(39,849)	$(37,381)

Loss Per Share		$(.00)	$(.00)

Weighted Average Number of Shares Outstanding		90,075,410	79,709,020

See accompanying notes to financial statements

TRIDON ENTERPRISES INCORPORATED
(A Company In The Development Stage)
Statements Of Cash Flows

		Six Months	Six Months
		Ended	Ended
	Inception To	October 31,	October 31,
	October 31, 2001	2001	2000

Cash Flows From Operating Activities:
Net Loss	$(13,260,819)	$(39,849)	$(37,381)
Adjustments to Reconcile Net Loss to Net Cash Provided (Used) by Operations:
Loss on Disposal of Segment	(3,836,964)	0	0
Loss on Permanent Impairment of Marketable Securities	1,120,050	0	0
Gain on Sale of Marketable Securities	(7,467)	0	0
Write-Down of Investment	25,000	0	0
Depreciation	15,553	1,056	1,224
Increase in Allowance for Bad Debts	414,365	0	0
Professional Fees	12,885	0	0
Outside Services Paid by Issuance of Common Stock	1,580,923	0	0
Officers’ Salaries Related to Common Stock Issued	1,697,328	(61,400)	0
Operating Expenses Paid by Officer/Stockholder	218,637	51,922	0
Loan Fees Related to Common Stock Issued	1,049,016	0	0
Write-Down of Screenplays	49,800	0	0
Loss on Fixed Asset Disposal	7,726	0	0
Research and Development	88,000	0	0
Interest Expense	374,207	19,462	5,000
Reclassification of Common Stock Subscribed	225,000	0	0
Forgiveness of Interest	(8,901)	0	0
Maritime Loss	3,462,825	0	0
Forgiveness of Debt	(123,994)	0	0
Stock Issued in Litigation Settlement	429,978	0	0
(Increase) Decrease in:
Prepaid Expenses	759,940	0	0
Notes Receivable	(9,417)	0	0
Interest Receivable	(25,000)	0	0
Increase (Decrease) in:
Accounts Payable and Accrued Expenses	477,227	28,800	30,367
Preferred Stock Subscription	10,000	0	0
Estimated Future Cost of Discontinued Operations	3,125	0	0
Accounts Payable — Vintage Group, Inc.	45,574	0	0

Net Cash Provided (Used) by Operating Activities	(5,205,403)	(9)	(790)

See accompanying notes to financial statements

TRIDON ENTERPRISES INCORPORATED
(A Company In The Development Stage)
Statements Of Cash Flows (Continued)

		Six Months	Six Months
		Ended	Ended
	Inception To	October 31,	October 31,
	October 31, 2001	2001	2000

Cash Flows From Investing Activities:
Loans Made	(375,757)	0	0
Investments in Marketable Equity Securities	(238,550)	0	0
Proceeds from Sale of Securities	440,743	0	0
Sale of Common Stock	13,550	0	0
Investment in Screenplays	(40,000)	0	0
Purchase of Furniture and Equipment	(26,881)	0	0
Advances to Officers	(91,627)	0	0
Investment in Production	(1,925)	0	0
Repayments of Notes Receivable	6,000	0	0

Net Cash Provided (Used) by Investing Activities	(314,447)	0	0

Cash Flows From Financing Activities:
Proceeds from Issuance of Common Stock	4,906,325	0	0
Proceeds from Issuance of Convertible Preferred Stock	135,003	0	0
Increase in Paid-In Capital	99,866	0	0
Proceeds from Issuance of Convertible Notes Payable	59,025	0	0
Advances from Officer	325,174	0	0
Repayments of Advances from Officer	(44,785)	0	0
Advances from Vertex Marketing	39,400	0	0

Net Cash Provided By Financing Activities	5,520,008	0	0

Net Increase (Decrease) in Cash	158	(9)	(790)
Cash at Beginning of Period	4	171	1,250

Cash at End of Period	$162	$162	$460

See accompanying notes to financial statements

Tridon Enterprises Incorporated
(A Company in the Development Stage)
Notes to Consolidated Financial Statements
(Unaudited)

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

In the opinion of management, the accompanying unaudited financial statements contain all the normal recurring adjustments necessary to present fairly the financial position of the Company as of October 31, 2001, the results of its operations for the three and nine month periods ended October 31, 2001 and 2000, and its cash flows for the six month periods ended October 31, 2001 and 2000. Operating results for the three and nine month periods ended October 31, 2001 are not necessarily indicative of the results that may be expected for the year ended April 30, 2002.

Basis of Consolidation and Combination

The consolidated financial statements for October 31, 2001 and 2000 include the accounts of Tridon Enterprises, Incorporated and its wholly-owned subsidiaries, Vertex Corporation and Tridon Communications Corporation. Significant intercompany accounts and transactions have been eliminated in consolidation. Both Vertex Corporation and Tridon Communications Corporation were inactive for the three months ended October 31, 2001 and 2000.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Basis of Presentation

The Companies have not generated significant revenues since inception. Consequently, the accompanying financial statements have been prepared using the accounting formats prescribed for development stage enterprises in accordance with Financial Accounting Standards Board Statement 7.

Cash Equivalents

The Companies consider all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

Earnings per Common Share

Net loss per share is computed using the weighted average number of common shares outstanding during the period. Stock options have not been considered in the calculation of loss per share because they are antidilutive.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors
Tridon Enterprises Incorporated

We have audited the accompanying consolidated balance sheet of Tridon Enterprises Incorporated and Subsidiaries (companies in the development stage) as of April 30, 2001 and the related statements of operations, stockholders’ deficit and cash flows for the year then ended. The financial statements are the responsibility of the management of Tridon Enterprises Incorporated. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides reasonable for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Tridon Enterprises Incorporated and Subsidiaries (companies in the development stage) as of April 30, 2001, and the results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared based on the assumption that the Company and its subsidiaries will continue as a going concern. As discussed in Note 10, the Company has not generated operating revenue for several years, has incurred significant losses from operations and has a significant working capital deficit. These factors raise substantial doubt as to the Company’s ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of that uncertainty.

/s/ Hurley & Company Hurley & Company

Granada Hills, CA
August 31, 2000

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
CONSOLIDATED BALANCE SHEETS

ASSETS

	April 30,

	2001	2000

CURRENT ASSETS
Cash	$171	$1,250
Note receivable and interest receivable,	277,310	277,310
less allowances for uncollectible amounts	(277,310)	(277,310)
Loans receivable and related interest	41,417	37,567

Total Current Assets	41,588	38,817

PROPERTY AND EQUIPMENT, AT COST	17,993	25,462
Accumulated depreciation	(13,335)	(12,180)

Net Property and Equipment	4,658	13,282

Total Assets	$46,246	$52,099

See Accompanying Auditors’ Report
See Accompanying Notes to the Financial Statements

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
CONSOLIDATED BALANCE SHEETS (Continued)

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

	April 30,

	2001	2000

CURRENT LIABILITIES
Accounts payable and accrued expenses	$277,170	$232,671
Advances from officers	—	13,600
Advances from shareholder	172,630	119,613
Advances to Vertex Marketing	39,400	39,400

Total Current Liabilities	489,200	405,284

COMMITMENTS AND CONTINGENCIES	—	—

Total Liabilities	489,200	405,284

STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred stock, 7% cumulative convertible, par value $.001, 20,000,000 shares authorized, 35,800 and 53,300 shares issued and outstanding respectively	36	53
Common stock, $.001 par value, 100,000,000 shares authorized, 88,591,886 and 79,594,734 shares issued and outstanding, respectively	88,592	79,595
Additional paid-in capital	12,686,121	12,563,784
Deficit accumulated during development stage	(13,217,703)	(12,996,617)

Total Stockholders’ Equity (Deficit)	(442,954)	(353,185)

Total Liabilities and Stockholders’ Equity (Deficit)	$46,246	$52,099

See Accompanying Auditors’ Report
See Accompanying Notes to the Financial Statements

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
CONSOLIDATED STATEMENTS OF OPERATIONS

		For the	For the	For the
		Year	Year	Year
	Inception To	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,
	2001	2001	2000	1999

REVENUE
Net sales	$151,729	$—	$—	$—
Cost of sales	182,581	—	—	—

Gross (Loss)	(30,852)	—	—	—
OPERATING EXPENSES
General and administrative	6,348,512	164,345	426,685
Consulting fees	752,250	—	752,250	1,644,267
Research and development	132,697	—	—	—
Computer software development costs	630,066	—	—	—
Interest	874,175	5,000	9	—

Total Operating Expenses	8,737,700	169,345	1,178,944	1,644,267

Net (Loss) from Operations	(8,768,552)	(169,345)	(1,178,944)	(1,644,267)

OTHER INCOME (EXPENSES)
Loan fees related to common stock issued	(1,049,016)	—	—	(239,016)
Officer’s salary related to common stock issued	(1,157,328)	—	—	(748,305)
Interest	97,949	3,850	—	—
Casualty loss — boat	(3,000,000)	—	—	—
Gain on settlement	411,495	—	—	—
Forgiveness of interest	8,901	—	—	—
Forgiveness of debt	123,994	—	—
Realized gain (loss) on disposition of marketable securities	2,720	—	—	51,375
Loss on permanent impairment of Securities	(1,120,050)	—	—	—
Miscellaneous	1,043	(6,473)	3,120	976
Bad debt expense	(353,732)	—	(2,310)	—
Litigation settlement	(429,978)	—	(19,500)	(410,478)

Total Other Income (Expenses)	(6,464,002)	(2,623)	(18,690)	(1,345,448)
(Loss) from Continuing Operations Before Income Tax (Provision) Benefit	(15,232,554)	(171,968)	(1,197,634)	(2,989,715)

See Accompanying Auditors’ Report
See Accompanying Notes to the Financial Statements

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES  Page 5
(COMPANIES IN THE DEVELOPMENT STAGE)
CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)

		For the	For the	For the
		Year	Year	Year
	Inception To	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,
	2001	2001	2000	1999

(Provision) Benefit for Income Taxes Current	$80,205	$(800)	$(800)	$(800)
Deferred	—	—	—	—

(Loss) from Continuing Operations	(15,152,349)	(172,768)	(1,198,434)	(2,990,515)
Gain on Disposal of Segment	3,836,964	—	—	—
Loss on Discontinued Operations	(1,854,000)	—	—	—

Net (Loss)	$(13,169,385)	$(172,768)	$(1,198,434)	$(2,990,515)

(LOSS) PER SHARE		$(.00)	$(.02)	$(.05)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD		$80,771,219	$73,718,844	$54,796,395

See Accompanying Auditors’ Report
See Accompanying Notes to the Financial Statements

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE YEARS ENDED APRIL 30, 1988 TO 2001

	Common			Preferred			(Deficit)		Total
							During the	Common	Stockholders'
		Par	Paid in		Par	Paid in	Development	Stock	Equity
	Shares	Value	Capital	Shares	Value	Capital	Stage	Subscribed	(Deficit)

Balance at inception	—	$—	$—				$—		$—
Common stock issued	1,727,043	1,727	4,166,828						4,168,555
Net losses from inception to April 30, 1988	—	—	—				(4,267,549)		(4,267,549)

Balances at April 30, 1988	1,727,043	1,727	4,166,828				(4,267,549)		(98,994)
Net income for the year April 30, 1989	—	—	—				—		—

Balances at April 30, 1989	1,727,043	1,727	4,166,828				(4,267,549)		(98,994)
Merger on October 10, 1989 with Tridon Development Corporation	1,800,000	1,800	(4,964)				—		(3,164)
Net income for the year April 30, 1990	—	—	—				127,339		127,339

Balances at April 30, 1990	3,527,043	3,527	4,161,864				(4,140,210)		25,181
Net loss for the year April 30, 1991	—	—	—				(181)		(181)

Balances at April 30, 1991	3,527,043	3,527	4,161,864				(4,140,391)		25,000
Net loss for the year April 30, 1992	—	—	—				(14,546)		(14,546)

Balances at April 30, 1992	3,527,043	3,527	4,161,864				(4,154,937)		10,454

See Accompanying Auditors’ Report
See Accompanying Notes to the Financial Statements

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE YEARS ENDED APRIL 30, 1988 TO 2001
(CONTINUED)

	Common			Preferred			(Deficit)		Total
							During the	Common	Stockholders'
		Par	Paid in		Par	Paid in	Development	Stock	Equity
	Shares	Value	Capital	Shares	Value	Capital	Stage	Subscribed	(Deficit)

Net loss for the year April 30, 1993	—	$—	$—				$(3,180,791)		$(3,180,791)

Balances at April 30, 1993	3,527,043	3,527	4,161,864				(7,335,728)		(3,170,337)
Acquisition of Polaris Pictures Corporation on June 6, 1993	200,000	200	$39,800						40,000
Stock bonuses	330,000	330	65,670						66,000
Net loss for the year April 30, 1994	—	—	—				(582,494)		(582,494)

Balances at April 30, 1994 - consolidated	4,057,043	4,057	4,267,334				(7,918,222)		(3,646,831)
Common stock issued	160,000	160	242,840						243,000
Preferred stock issued				33,000	33	163,288			163,321
Common stock subscribed								(225,000)	(225,000)
Net loss for the year April 30, 1995	—	—	—				(625,399)		(625,399)

Balances at April 30, 1995	4,217,043	4,217	4,510,174	33,000	33	163,288	(8,543,621)	(225,000)	(4,090,909)
Common stock issued	5,782,991	5,783	122,876						128,659
Preferred stock issued				50,300	50	210,450			210,500
Net income for the year April 30, 1996	—	—	—				3,666,424		3,666,424

See Accompanying Auditors’ Report
See Accompanying Notes to the Financial Statements

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE YEARS ENDED APRIL 30, 1988 TO 2001
(CONTINUED)

	Common			Preferred			(Deficit)		Total
							During the	Common	Stockholders'
		Par	Paid in		Par	Paid in	Development	Stock	Equity
	Shares	Value	Capital	Shares	Value	Capital	Stage	Subscribed	(Deficit)

Balances at April 30, 1996	10,000,034	$10,000	$4,633,050	83,300	$83	$373,738	$(4,877,197)	$(225,000)	$(85,326)
Common stock issued	4,641,333	4,641	438,809						443,450
Common stock issued in exchange for Madera International, Inc.stock	2,000,000	2,000	375,200						377,200
Common stock issued in exchange for services rendered	1,436,667	1,437	156,597						158,034
Common stock issued in exchange for services rendered	9,000,000	9,000	891,000						900,000
Common stock issued for increase in advances to officers	4,547,700	4,548	449,922						454,470
Net loss for the year April 30, 1997	—	—	—				(2,072,867)		(2,072,867)

Balances at April 30, 1997	31,625,734	31,626	6,944,578	833,000	83	373,738	(6,950,064)	(225,000)	174,961
Common stock issued	983,333	983	64,250						65,233
Common stock issued in exchange for services rendered	6,566,667	6,567	584,600						591,167
Common stock issued in exchange for future compensation	3,100,000	3,100	275,900					(279,000)	—
Paid in capital - non-reciprocal transfer			1,027,500						1,027,500

See Accompanying Auditors’ Report
See Accompanying Notes to the Financial Statements

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE YEARS ENDED APRIL 30, 1988 TO 2001
(CONTINUED)

	Common			Preferred
							(Deficit)		Total
							During the	Common	Stockholders'
		Par	Paid in		Par	Paid in	Development	Stock	Equity
	Shares	Value	Capital	Shares	Value	Capital	Stage	Subscribed	(Deficit)

Consolidated net (loss) for the year April 30, 1999	—	$—	$—	—	$—	$—	$(1,857,604)	—	$(1,857,604)

Balances at April 30, 1999	42,275,734	42,276	8,896,828	83,300	83	373,738	(8,807,668)	(504,000)	1,257
Common stock issued	5,210,000	5,210	79,412						84,622
Cancellation of common stock	(3,100,000)	(3,100)	(275,900)					279,000	—
Common stock issued in exchange for services rendered	5,100,000	5,100	1,649,400						1,654,500
Prior common stock subscribed reclassified	—	—	—					225,000	225,000
Common stock issued in exchange for debt reductions and officer’s salary	15,509,000	15,509	1,113,776						1,129,285
Common stock issued in settlement of lawsuits	3,000,000	3,000	193,600						196,600
Consolidated net (loss) for the year April 30, 2000	—	—	—				(2,990,515)		(2,990,515)

Balances at April 30, 1999	67,994,734	67,995	11,657,116	83,300	83	373,738	(11,798,183)		300,749

See Accompanying Auditors’ Report
See Accompanying Notes to the Financial Statements

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE YEARS ENDED APRIL 30, 1988 TO 2001
(CONTINUED)

	Common			Preferred			(Deficit)		Total
							During the	Common	Stockholders'
		Par	Paid in		Par	Paid in	Development	Stock	Equity
	Shares	Value	Capital	Shares	Value	Capital	Stage	Subscribed	(Deficit)

Common stock issued in exchange for prior services rendered	3,000,000	$3,000	$267,000		$	$	$	$	$270,000
Common stock issued in settlement of lawsuit	500,000	500	19,000						19,500
Common stock issued	1,400,000	1,400	33,600						35,000
Common stock issued for services and cash	1,000,000	1,000	9,000						10,000
Common stock issued in exchange for reduction in accounts payable and current services rendered	4,500,000	4,500	205,500						210,000
Preferred stock converted to common stock (1:40)	1,200,000	1,200	123,800	(30,000)	(30)	(124,970)			—
Consolidated net (loss) for the year April 30, 2000	—	—	—				(1,198,434)		(1,198,434)

Balance at April 30, 2000	79,594,734	$79,595	$12,315,016	53,300	$53	$248,768	$(12,996,617)	$—	$(353,185)

See Accompanying Auditors’ Report
See Accompanying Notes to the Financial Statements

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE YEARS ENDED APRIL 30, 1988 TO 2001
(CONTINUED)

	Common			Preferred
							(Deficit)		Total
							During the	Common	Stockholders'
		Par	Paid in		Par	Paid in	Development	Stock	Equity
	Shares	Value	Capital	Shares	Value	Capital	Stage	Subscribed	(Deficit)

Balance at April 30, 2000	79,594,734	$79,595	$12,315,016	53,300	$53	$248,768	$(12,996,617)	$—	$(353,185)
Common stock issued in exchange for interest settlement	200,000	200	4,800						5,000
Preferred stock converted to common stock (1:40)	700,000	700	151,799	(17,500)	(17)	(152,482)			—
Common stock issued in partial payment of preferred dividends in arrears	3,097,152	3,097	45,221				(48,318)		—
Common stock issued in exchange for reduction in shareholders loan and services rendered	5,000,000	$5,000	$72,999						$77,999
Consolidated net (loss) for the year April 30, 2001							$(172,768)		(172,768)

Balance at April 30, 2001	88,591,886	$88,592	$12,589,835	35,800	$36	$96,286	$(13,217,703)	$—	$(442,954)

See Accompanying Auditors’ Report
See Accompanying Notes to the Financial Statements

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
CONSOLIDATED STATEMENTS OF CASH FLOWS

		For the	For the	For the
	Inception To	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,
	2001	2001	2000	1999

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Net income (loss)	$(13,169,385)	$(172,768)	$(1,198,434)	$(2,990,515)
Adjustments to reconcile net (loss) to net cash used by operations:
(Loss) on disposal of segment	(3,836,964)	—	—	—
Loss on permanent impairment of marketable securities	1,120,050	—	—	—
(Gain) loss on sale of marketable securities	(7,467)	—	—	(51,375)
Write down of investment	25,000	—	—	—
Depreciation	14,497	2,151	2,678	3,198
Increase in allowance for uncollectible amounts	372,948	—	2,310	—
Professional fees	12,885	—	—	—
Outside services paid by issuance of common stock	1,580,923	—	361,471	902,250
Reclassification of common stock subscribe	225,000	—	—	225,000
Officer’s salary related to common stock issued	1,758,728	61,400	—	748,305
Operating expenses paid by officer/ stockholder	166,715	56,016	—	11,694
Loan fees related to common stock issued	1,049,016	—	—	239,016
Write-down of screenplays	49,800	—	—	—
Loss of fixed asset disposal	7,726	6,473	—	—
Research and development	88,000	—	—	—
Interest expense	354,745	5,000	—	—
Forgiveness of interest	(8,901)	—	—	—
Maritime loss	3,462,825	—	—	—
Forgiveness of debt	(123,994)	—	—	—
Stock issued in litigation settlement	429,978	—	19,500	410,478
(Increase) decrease in:
Inventory write-off	—	—	7,506	(2,181)
Prepaid expenses	759,940	—	788,250	(9,057)
Interest in notes receivable	(9,417)	(3,850)	(2,567)	—
Interest receivable	(25,000)	—	—	—
Increase (decrease) in:
Accounts payable and accrued expenses	438,259	44,499	17,406	127,275
Preferred stock subscription	10,000	—	—	—
Estimated future cost of discounted operations	3,125	—	—	—
Accounts payable — Vintage Group, Inc.	45,574	—	—	—

Net Cash Flows (Used) by Operating Activities	(5,205,394)	(1,079)	(1,880)	(385,912)

See Accompanying Auditors’ Report
See Accompanying Notes to the Financial Statements

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

		For the	For the	For the
	Inception To	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,
	2001	2001	2000	1999

CASH FLOWS PROVIDED (USED) BY INVESTING ACTIVITIES:
Loans made	$(375,757)	$—	$(35,000)	$—
Investment in marketable equity securities	(238,550)	—	—	—
Proceeds from sale of securities (Note 4)	440,743	—	—	107,451
Sale of common stock	13,550	—	—	—
Investment in screenplays	(40,000)	—	—	—
Purchase of property and equipment	(26,881)	—	—	(7,469)
Advances to officers	(91,627)	—	—	—
Investment in production	(1,925)	—	—	—
Repayments of notes receivable	6,000	—	—	—

Net Cash Provided (Used) by Investing Activities	(314,447)	—	(35,000)	99,982

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Proceeds from issuance of common stock	4,906,325	—	36,000	84,622
Proceeds from issuance of convertible preferred stock	135,003	—	—	—
Increase in paid-in capital	99,866	—	—	—
Proceeds from issuance of convertible notes payable	59,025	—	—	—
Advances from officer	325,174	—	1,099	165,340
Repayments of advances from officer	(44,785)	—	—	(3,083)
Advances from Vertex Marketing	39,400	—	—	39,400

Net Cash Provided by Financing Activities	5,520,008	—	37,099	286,279

NET INCREASE (DECREASE) IN CASH	167	(1,079)	219	349
CASH AT BEGINNING OF PERIOD	4	1,250	1,031	682

CASH AT END OF PERIOD	$171	$171	$1,250	$1,031

See Accompanying Auditors’ Report
See Accompanying Notes to the Financial Statements

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

		For the	For the	For the
	Inception To	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,
	2001	2001	2000	1999

NON CASH INVESTING AND FINANCING TRANSACTIONS:
Common stock issued for advance to officers	$45,447	$—	$—	$—

Common stock issued in exchange for Madera International, Inc. stock	$377,200	$—	$—	$—

Increase in additional paid in capital - non-reciprocal transfer	$1,027,500	$1,027,500	$—	$—

Payments by officer on behalf of Company reducing accounts payable	$41,914	$41,914	$—	$—

Payments by officer on behalf of Company increasing prepaid expense	$10,000	$10,000	$—	$—

Issuance of common stock for future services	$1,031,250	$279,000	$—	$752,250

Cancellation of common stock subscribed	$279,000	$—	$—	$279,000

Issuance of common stock in exchange for debt conversion	$141,964	$—	$—	$141,964

Common stock issued for reduction in accounts payable	$127,529	$—	$127,529	$—

Preferred stock converted to common stock	$125,000	$59,236	$125,000	$—

Common stock issued for reduction in shareholder loans and payment for services rendered	$78,000	$78,000	$—	$—

Common stock issued in exchange for interest settlement	$5,000	$5,000	$—	$—

Common stock issued in partial payment of preferred dividends in arrears	$48,318	$48,318	$—	$—

CASH PAID FOR:
Income taxes	$5,600	$—	$—	$800

Interest	$—	$—	$—	$—

See Accompanying Auditors’ Report
See Accompanying Notes to the Financial Statements

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Organization

Tridon Enterprises, Incorporated (the Company) was incorporated in the state of Colorado on October 7, 1983 as Turco Computer Systems, Inc. The Company changed its name to Hammer Computer Systems, Inc. September 27, 1984.

In October 1989, Hammer Computer Systems, Inc. (HCSI) and Tridon Development Corporation merged, with HCSI being the surviving corporation. The Company then changed its name to Tridon Corporation.

In June 1993, the Company acquired 100% of the outstanding common stock of Polaris Pictures Corporation in exchange for 2,000,000 shares of its common stock.

On April 29, 1995, the Company irrevocably transferred in trust all shares of the stock of Polaris Pictures Corporation to a trust (see Note 9).

On March 15, 1996, the Company changed its name from Tridon Corporation to Tridon Enterprises Incorporated.

Vertex Corporation (a wholly-owned subsidiary) was incorporated under the laws of the state of Nevada on February 25, 1997 with an authorized capital of 25,000 shares of no par value common stock. The Company is engaged in the research, development, manufacture, and the sale and licensing for sale of non-surgical hair replacement products and any and all products related to such business, establishing international hair replacement enterprises; and providing customers and/or licensees with all services and support available with regard to the management of said hair replacement enterprises. During the year ended April 30, 2001, the Company recognized a loss of $6,473 upon the abandonment of leasehold improvements when its offices were vacated. There were no other significant transactions.

On January 9, 1998, Tridon Enterprises, Incorporated invested $20,100 in exchange for 25,000 shares of no par value common stock (100% of the stock) of Vertex Corporation. For the period from February 25, 1997 to April 30, 1997, there was no activity in Vertex Corporation, and for the period from May 1, 1997 to January 8, 1998, the activity was immaterial. Therefore, the amounts from Vertex Corporation for the entire year ended April 30, 1998 have been consolidated with Tridon Enterprises, Incorporated.

Tridon Communications Corporation (a wholly-owned subsidiary) was incorporated under the laws of the state of Nevada on March 9, 1999. As of the date of this report the subsidiary has not authorized or issued any shares of common or preferred stock. The only transaction that took place for the year ended April 30, 1999 was a payment of $2,310 made by the parent company on behalf of Tridon Communication to the Federal Communication Commission for a license to operate as a reseller of telecommunication services. This amount has been expensed in the year ended April 30, 2000. There was no activity for the year ended April 30, 2001.

See Accompanying Auditors’ Report

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies (CONTINUED)

Basis of Consolidation and Combination

For the year ended April 30, 1994, and all prior periods, the statements of loss, changes in shareholders’ equity, and cash flows of Tridon Corporation and Polaris Pictures Corporation are consolidated. All significant intercompany transactions have been eliminated from the financial statements. See Note 9 for disposition of wholly-owned subsidiary. The consolidated financial statements for April 30, 2001 and 2000 include the accounts of Tridon Enterprises, Incorporated and its wholly-owned subsidiary, Vertex Corporation. Significant intercompany accounts and transactions have been eliminated in consolidation. Tridon Communications Corporation was inactive for the period of incorporation, March 9, 1999, to April 30, 2001.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Basis of Presentation

The Companies have not generated significant revenues since inception. Consequently, the accompanying financial statements have been prepared using the accounting formats prescribed for development stage enterprises in accordance with Financial Accounting Standards Board Statement 7.

Cash Equivalents

The Companies consider all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

Statements of Cash Flows

For the current year ended April 30, 2001, the Company entered into several non-monetary transactions as described below:

Preferred stock consisting of 17,500 shares valued at $59,236 was converted into 3,797,152 common shares. In addition, the Company issued 5,000,000 common shares for a reduction of a shareholder loan of $16,600 and for services rendered valued at $61,400. Dividends of $48,318 were paid with the issuance of 3,097,152 common shares. The Company issued 200,000 common shares valued at $5,000 in payment of interest.

See Accompanying Auditors’ Report

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies (CONTINUED)

For the year ended April 30, 2000, Tridon Enterprises, Incorporated entered several non-monetary transactions as described below:

Preferred stock consisting of 30,000 shares valued at $125,000 was converted into 1,200,000 common shares.

The Company issued 4,500,000 shares of common stock in exchange for conversion of payables in the amount of $127,529 and current services rendered in the amount of $82,471. The Company also issued 500,000 shares in settlement of a lawsuit in the amount of $19,500. In addition, the Company issued 3,000,000 shares for services rendered in the amount of $270,000 (See Note 12).

Revaluation of Common Stock

Common stock issued should be valued at an estimated fair market value. A fair market value was determined based on what an independent outside party would be willing to pay for a share of the Company’s common stock. For the year ended April 30,1997, the stock issued in exchange for consulting services and as an increase to advances to officers was valued based on an estimated fair market value of $.10 per share. The 9,000,000 shares of common stock issued in exchange for consulting services of $90,000 was revalued to $900,000 by an increase of $810,000 to additional paid in capital and an increase to loan fee expense. The 4,547,700 shares of common stock issued for advances to officers in exchange for $45,447, was revalued to $454,470 by an increase of $409,023 to additional paid in capital and an increase to officer’s salary.

For the year ended April 30, 1999, common stock issued in exchange for debt conversion, was valued at a fair market value of $.07 per share. The 10,845,000 shares of common stock issued to the former President of the Company in exchange for relief of $10,845 of debt, was revalued to $759,150 by an increase of $748,305 to additional paid capital and officer’s salary.

The 3,464,000 shares of common stock issued in exchange for $2,500 cash and $3,464 of debt conversion to a Company shareholder, was revalued to $242,480, by an increase of $239,016 to additional paid in capital and loan fee expense. These amounts are included in “common stock issued in exchange for debt reduction” of $1,129,285.

For the year ended April 30, 2000, 1,000,000 shares of restricted common stock were issued for $1,000 cash for services as director’s fees. This amount has been revalued to $10,000, and an additional $9,000 has been expensed and recorded as additional paid in capital. All other non-cash transactions for common stock for year-end April 30, 2000 are considered reasonably valued.

See Accompanying Auditors’ Report

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies (CONTINUED)

Property and Equipment

Depreciation is provided on the straight line and double declining methods over the lives of related assets as follows:

Period

Computers	5 Years
Furniture and Fixtures	5 - 7 Years
Office equipment	5 Years
Leasehold improvements	27 1/2 Years

Depreciation expense was $2,151, $2,678 and $3,198 for the years ended April 30, 2001, 2000 and 1999, respectively.

Deferred Income Tax Accounts

Deferred tax provisions/benefits are calculated for certain transactions and events because of differing treatments under generally accepted accounting principles and the currently enacted tax laws of the federal government. The results of these differences on a cumulative basis, known as temporary differences, result in the recognition and measurement of deferred tax assets and liabilities in the accompanying balance sheets. The liability method (FASB 109) is used to account for these temporary differences.

For tax purposes, Tridon Enterprises Incorporated and its wholly-owned subsidiaries, Vertex Corporation and Tridon Communication Corporation, have fiscal year ends of April 30.

Marketable Equity Securities

The Companies have adopted the Financial Accounting Standards Board Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities (FAS 115). Under the provisions of FAS 115, marketable securities considered available for sale are recorded at fair market value.

Long-Lived Assets

In 1998, the Companies adopted SFAS 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of.” In accordance with SFAS 121, long-lived assets held and used by the Companies are reviewed for impairment whenever events or changes in circumstances indicated that the carrying amount of an asset may not be fully recoverable.

For purposes of evaluating the recoverability of long-lived assets, the estimated future cash flows associated with the assets would be compared to the assets’ carrying amount to determine if a write-down to market value or discounted cash flow value is required.

See Accompanying Auditors’ Report

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies (CONTINUED)

Earnings per Common Share

Net loss per share is computed using the weighted average number of common shares outstanding during the period. Stock options have not been considered in the calculation of loss per share because they are antidilutive.

Research and Development

Research and development costs are expensed as incurred.

Advertising Costs

The Company classified $36,000 as prepaid advertising costs, per SOP 93-7 prior to April 30, 1999. The Company has produced an infomercial to be aired sometime in the future. Because of the uncertainty of releasing the infomercial, the Company has elected to expense the cost in the year ended April 30, 2000.

NOTE 2 — PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost and consist of the following:

	April 30,

	2001	2000

Computers	$10,259	$10,259
Furniture and fixtures	4,821	4,821
Equipment	2,913	2,913
Leaseholds improvements	0	7,469

	17,993	25,462
Less: Accumulated Depreciation	13,335	12,180

	$4,658	$13,282

See Accompanying Auditors’ Report

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — RELATED PARTY TRANSACTIONS

Advances to Kevin Welch, current President of the Company, as of April 30,1998, were $30,000. During the year ended April 30, 1999, these advances were exchanged for services rendered and expensed as directors’ fees. In addition, Mr. Welch advanced $12,501 to the Company in a non-interest bearing loan. During the year ended April 30, 2000, Mr. Welch advanced an additional $1,099 in a non-interest bearing loan. Of the outstanding balance of $130,578, shown in advance from officers at April 30, 1999, $118,077 has been reclassified to advances from shareholders for the year ended April 30, 2000, as explained below. During the year ended April 30, 2001, Mr. Welch resigned as an officer of the Company. Mr. Welch advanced the Company an additional $400 during the current year. Advances from Mr. Welch were reclassified as advances from shareholders. During the current year, Mr. Welch converted $16,600 of the amount owed him into 5,000,000 shares of the Company’s common stock. This transaction reflects the fair market value of the common stock at the date of issuance at $.0156 per share or $78,000. The additional value increased paid in capital and officer’s salary.

During the years ended April 30, 1999, net non-interest bearing funds were advanced from Paul Ebeling, a former officer of the Company, to Tridon Enterprises, Incorporated and Subsidiaries. Balances owed by the Companies to Mr. Ebeling were $118,077 for the year ended April 30, 1999. This amount was included in advances from officers’ balance. During the year ended April 30, 2000, Mr. Ebeling resigned as an officer of the Company. Advances from Mr. Ebeling were reclassified as advances from shareholders. During the year ended April 30, 1999, Mr. Ebeling converted $10,845 of the amount owed to him into 10,845,000 shares of the Company’s common stock. This transaction has been revalued to reflect the fair market value of the common stock at the date of issuance at $.07 per share, or $759,150. The additional value increased paid in capital and officer’s salary. During the year ended April 30, 2001, Mr. Ebeling advanced an additional $52,617 for the Company to meet operating expenses.

Non-interest bearing advances from Steve Antebi, a shareholder of the Company, were $5,000 as of April 30, 1998. During the year ended April 30, 1999, Mr. Antebi converted $3,464 of the amount owed to him into 3,464,000 shares of the Company’s common stock. This transaction has been revalued to reflect to fair market value of the common stock at the date of issuance at $.07 per share, or $242,480. The additional value has increased paid in capital and loan fee expense.

During the year ended April 30, 2001, a former officer converted a total of 17,500 preferred shares into 700,000 common shares of the Company. Also see Note 8.

The Subsidiary received $39,400 of advances from Vertex Marketing for the April 30, 1999. Paul Ebeling owns Vertex Marketing 100%.

There are no signed notes for any of these transactions. For additional related party transactions, see Notes 1 (Revaluation of Common Stock) and 4.

See Accompanying Auditors’ Report

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — MARKETABLE EQUITY SECURITIES

The Company has adopted the Financial Accounting Standards Board Statement No. 115, “Accounting for Certain Investments in Debt and Equity Securities (FAS 115)”. Under the provisions of FAS 115, marketable securities considered available for sale are recorded at fair market value if they have a readily determinable fair value. The corresponding unrealized gain or loss in the fair market value in relation to cost is accounted for as a separate item in the shareholders’ equity section of the balance sheet, unless there is a permanent impairment to the marketable security, in which case it is recorded as a loss in the income statement. Management treated its investment in marketable securities as an investment that was available for sale for the year ended April 30, 1998.

During the year ended April 30, 1997, the Company purchased 1,000,000 shares of International Forest Industries, Inc. stock with an initial cost of $200,000. At April 30, 1997, the stock was worth $531,250. Subsequent to the year-end, International Forest Industries changed its name to Fluor City International. Subsequent to the balance sheet date, but prior to issuance of the April 30, 1997 report, the stock had several reverse splits and eventually was sold in May 1998 for $107,451. Due to this permanent impairment, the net unrealized holding loss in the amount of $92,550 has been shown as a loss in the statements of operations for the year ended April 30, 1997.

In April 1998, Tridon Enterprises, Incorporated received 20,550,000 shares of North American Exploration Corporation. The shares were received from Paul Ebeling, president of Tridon Enterprises, Incorporated, in a non-reciprocal transfer. The shares were valued at the date of the transfer at $.05 per share, or $1,027,500. Subsequent to the year-end, North American Exploration Corporation issued a statement relating to the cancellation of the 20,550,000 shares issued to Tridon Enterprises, Incorporated, as nominee for Paul Ebeling. Due to this potential permanent impairment of this asset, the entire amount of $1,027,500 was reserved for in the year ended April 30, 1998. During the year ended April 30, 1999, North American stock underwent a reverse split of 1:100. Tridon Enterprises, Incorporated agreed to sell to Paul Ebeling the 205,500 shares after the reverse split for $.25 per share (the fair market value at the date of exchange). The Company recorded a $51,375 gain on sale during the year ended April 30, 1999.

See Accompanying Auditors’ Report

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 — NOTE RECEIVABLE

The Company has a $250,000 note receivable from Madera International, Inc. receivable interest only, quarterly, beginning December 31, 1996 at 10% per annum. All unpaid interest and principal were due September 3, 1997. At April 30, 1998, unpaid interest was $25,000. As of April 30, 1997, this receivable and related interest was past due. Therefore, a reserve has been recorded for this receivable and accrued interest. As of the date of this report, the condition of this receivable and accrued interest is unchanged. The Company also advanced $2,310 to Tridon Communications in 1999. A reserve has also been recorded for this amount as of April 30, 2000.

NOTE 6 — INCOME TAXES

The provision for income taxes consists of:

	April 30,

	2001	2000	1999

Federal	$—	$—	$—
State	800	800	800

	800	800	800
Deferred Taxes	—	—	—

Provision for Income Taxes	$800	$800	$800

Loss Carryforwards

Tridon Enterprises, Incorporated has net operating loss carryforwards that are from HCSI prior to its merger with Tridon Enterprises, Incorporated. The amounts that the Company may ultimately apply to future taxable income may be limited by application of tax law. The entire net operating loss carryforward of $1,001,000 expires in 2002.

See Accompanying Auditors’ Report

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — INCOME TAXES (Continued)

Subsequent to the merger of HCSI and Tridon Development Corporation, the Company has accumulated a tax loss carryforward of approximately $4,800,000 for federal tax purposes and a $2,040,000 tax loss carryforward for California franchise tax purposes. Federal net operating losses (NOL’s) are carried forward 15 — 20 years and expire between 2002 and 2021. State NOL’s are carried forward 5 years and expire between 2002 and 2006.

In addition, Polaris Pictures Corporation (Polaris) had accumulated a tax loss carryforward of approximately $265,000 for federal tax purposes, whose net operating loss carryforwards expire in 2009.

Vertex Corporation has a net operating loss of approximately $19,000, which expires in 2013, and a net operating loss of approximately $128,000, which expires in 2019 and 2020 if not utilized.

All loss carryforward amounts are subject to review and revision by tax authorities.

NOTE 7 — DEFERRED INCOME TAXES

The net deferred tax amount included in the accompanying balance sheets for the years ended April 30, include the following amounts of deferred tax assets and liabilities:

	2001	2000

Deferred Tax Asset	$2,800,000	$2,801,800
Less Valuation Allowance	(2,800,000)	(2,801,800)

	$—	$—

The deferred tax asset results mainly from the net operating loss carryforward for federal and state income tax purposes.

Due to the Company’s going concern problem, a valuation for the full amount of the asset has been recorded. The valuation allowance decreased by $1,800 for the year ended April 30, 2001.

See Accompanying Auditors’ Report

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — OFFERING OF CUMULATIVE CONVERTIBLE PREFERRED STOCK

In June 1994, the Company offered $1,000,000 of 7% cumulative convertible preferred stock at $10 per share in a private placement memorandum. The preferred stock is convertible to 4,000,000 shares of common stock one year after issuance and may be called by the Company two years after the issue date.

During the year ended April 30, 1996, $150,000 of advances from an officer was converted to 15,000 cumulative convertible preferred shares. As of April 30, 1999, 83,300 cumulative convertible preferred shares were issued and outstanding. Dividends in arrears on the cumulative preferred stock were $65,953 and $49,622 for the years ended April 30, 1999 and 1998, respectively. During the year ended April 30, 2000, 30,000 preferred shares were converted into common stock. Cumulative dividends in arrears on those preferred shares were $42,050. Cumulative dividends in arrears on remaining preferred stock was $87,464. During the year ended April 30, 2001, 17,500 preferred shares were converted into common stock by a former officer. Cumulative dividends in arrears on outstanding preferred stock at April 30, 2001 is $40,538.

For the year ended April 30, 2001, dividends paid with common stock totaled $48,316. For the years ended April 30, 2000 and 1999, no dividends were declared or paid.

NOTE 9 — DISPOSITION OF WHOLLY-OWNED SUBSIDIARIES

On April 29, 1995, the Board of Directors of Tridon Enterprises, Incorporated irrevocably transferred in trust 100% of the stock of Polaris Pictures Corporation to be held for the benefit of the creditors of Polaris.

On April 29, 1996, Paul Ebeling resigned as an officer/director of Polaris Pictures Corporation. Consequently, Tridon and Polaris are not under common control.

The financial statements reflect the disposition of Polaris as a discontinued operation in accordance with generally accepted accounting principles. A gain of $3,836,964 is recognized in the statement of operations.

See Accompanying Auditors’ Report

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 — UNCERTAINTY OF ABILITY TO CONTINUE AS A GOING CONCERN

Tridon Enterprises, Incorporated and its subsidiary, Vertex Corporation have suffered substantial losses since inception. In order for the Company to continue as a going concern, Tridon Enterprises, Incorporated and Subsidiaries are dependent upon their ability to raise capital from various sources, including loans from shareholders and others as well as the development of an ongoing source of revenue.

The continuation of the Company as a going concern is dependent upon the Company’s ability to establish itself as a profitable business. It is the Company’s belief that it will continue to incur losses during the coming year and possibly require additional funds. The additional funding will be accomplished by seeking additional funds from private or public equity investments, and possible future collaborative agreements to meet such needs, in order that the Company will be a viable entity. The Company’s ability to achieve these objectives cannot be determined at this time.

NOTE 11 — COMMITMENTS AND CONTINGENCIES

The Company was sharing office space with their subsidiary. The lease was at $3,269 per month, expiring September 30, 2001. Due to inactivity of the Company and its subsidiary, this space was vacated in June 1999. The space was re-leased and no action has been taken by the landlord against the subsidiary. The Company and its subsidiary are currently working out of one of the officer’s offices. Rent expense relative to this lease was charged to operations and for the years ended April 30, 2001, 2000 and 1999 was $10,500, $3,239 and $35,080, respectively.

The Company previously leased a vehicle on a month-to month basis. Rent expense relative to this lease was charged to operations, and for the year ended April 30, 1998 was $5,400. Auto expense for the fiscal years ended April 30, 1998 of approximately $2,700 was paid directly by the president of the Company. The Company plans to repay this expense when funds are available. This expense has been included in the amount due to stockholders.

At the end of the fiscal year April 30, 1999, the Company was the defendant in three lawsuits. Two of the three were settled in exchange for the Company’s stock. One judgement for $196,600 was settled for 3,000,000 shares of Tridon Enterprises stock. In the second lawsuit, a company paid Tridon Enterprises, Incorporated $10,000 cash during the year and was awarded 2,000,000 shares of stock subsequent to year-end. The $196,600 and $10,000 are shown in the stockholders’ equity section and the $196,600 has also been expensed as part of the litigation settlement expense. As of April 30, 2001, the Company is a defendant in a lawsuit that has not been settled as of the date of this report, although a judgement in the amount of $213,878 has been entered against Tridon Enterprises, Incorporated. This amount has been accrued and is included in accounts payable.

See Accompanying Auditors’ Report

TRIDON ENTERPRISES, INCORPORATED AND SUBSIDIARIES
(COMPANIES IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 — COMMON STOCK SUBSCRIBED

During the fiscal year ended April 30, 1998, 3,100,000 shares of common stock were issued for future services to be rendered, valued at $279,000. For the year ending April 30, 1999, the Company was to cancel these shares and elected to reverse out the common stock issued, due to non-performance. However, for the year ending April 30, 2000, the Company did complete one of the transactions and issued 3,000,000 shares of common stock valued at $270,000, for consulting services rendered.

NOTE 13 — PREPAID CONSULTING FEES

During the fiscal year ended April 30, 1999, the Company entered into five consulting agreements for future services. In exchange for these services, 3,300,000 shares of common stock were issued, valued at $1,504,500. The agreements were all for a one-year period commencing November 2, 1998. As of April 30, 1999, $752,250 of those consulting agreements had been earned and $752,250 was unearned and was classified as a prepaid expense. During the year ended April 30, 2000 the remaining $752,250 prepaid expense was earned and charged to expense.

NOTE 14 — SUBSEQUENT EVENTS

Subsequent to the year-end, the Company entered into a “Plan of Reorganization Agreement” with BzAds.com, Inc. (BzAds). This agreement calls for the exchange of each Company’s stock whereby BzAds will become a wholly-owned subsidiary of the Company, and BzAds will continue to operate as a separate legal entity. As of the date of this report, their agreement has not been finalized.

The “Plan of Reorganization Agreement” with BzAds.com, Inc., noted in the April 30, 2000 financial statements was abandoned during the year ended April 30, 2001.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
Alpha Sky Investment Limited and Subsidiaries
British Virgin Islands

We have audited the accompanying consolidated balance sheets of Alpha Sky Investment Limited and Subsidiaries (the “Company”), as of December 31, 2000 and 1999, and the related consolidated statements of operations, shareholders’ deficit and cash flows for the years ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Alpha Sky Investment Limited and Subsidiaries, as of December 31, 2000 and 1999 and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Miami, Florida
February 18, 2002

ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
(A Development Stage Company)

Consolidated Balance Sheets

December 31, 2000 and 1999

	2000	1999

A S S E T S	US$	US$

Current Assets:
Cash and cash equivalents	1,776	336
Other receivables, deposits and prepayments	25,311	24,168
Advances to related parties	4,504	4,504

Total Current Assets	31,591	29,008
Property, plant and equipment, net	73,314	83,492

	104,905	112,500

LIABILITIES AND SHAREHOLDERS’ DEFICIT

Current Liabilities:
Other accounts payable and accrued expenses	12,820	6,412
Advances from related parties	507,487	292,063

Total Current Liabilities	520,307	298,475

Shareholders’ Deficit:
Common stock, par value US$1.00 per share; authorized 50,000 shares; 1,000 shares issued and outstanding	1,000	1,000
Additional paid-in capital	282	282
Deficit accumulated during the development stage	(416,684)	(187,257)

Total Shareholders’ Deficit	(415,402)	(185,975)

	104,905	112,500

The accompanying notes are an integral part of these consolidated financial statements.

ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
(A Development Stage Company)

Consolidated Statements of Operations

Years Ended December 31, 2000 and 1999

	Cumulative During
	Development Stage	2000	1999

	US$	US$	US$

Income	—	—	—
General and Administrative Expenses	(416,778)	(229,556)	(187,222)

Loss from Operations	(416,778)	(229,556)	(187,222)
Other Income	94	90	4

Loss Before Income Taxes	(416,684)	(229,466)	(187,218)
Income Taxes	—	—	—

Net Loss	(416,684)	(229,466)	(187,218)

The accompanying notes are an integral part of these consolidated financial statements.

ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
(A Development Stage Company)

Consolidated Statements of Operations

Years Ended December 31, 2000 and 1999

				Deficit
	Common Stock			Accumulated	Total
			Additional	During the	Shareholders'
	Shares	Amount	Paid-In Capital	Development Stage	Deficit

		HK$	HK$	HK$	HK$
Common stock, par value US $1.00 each (7.8 HK$)	1,000	7,800	2,200	—	10,000
Net loss for the period from inception, December 9, 1998 to December 31, 1999	—	—	—	(1,460,304)	(1,460,304)

Balance, December 31, 1999	1,000	7,800	2,200	(1,460,304)	(1,450,304)
Net loss for the year ended December 31, 2000	—	—	—	(1,789,833)	(1,789,833)

Balance, December 31, 2000	1,000	7,800	2,200	(3,250,137)	(3,240,137)

US$		1,000	282	(416,684)	(415,402)

The accompanying notes are an integral part of these consolidated financial statements.

ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
(A Development Stage Company)

Consolidated Statements of Cash Flows

Years Ended December 31, 2000 and 1999

		2000	1999
	Cumulative during
	Development Stage	US$	US$

Cash Flows from Operating Activities:
Net loss	(416,684)	(229,466)	(187,218)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	45,191	23,701	21,490
Changes in operating assets and liabilities:
Increase in other receivables, deposits and prepayments	(25,311)	(1,148)	(24,163)
Increase in other payables and accrued expenses	12,820	6,410	6,410

Net Cash Used in Operating Activities	(383,984)	(200,503)	(183,481)

Cash Flows from Investing Activities:
Acquisition of plant and equipment	(118,505)	(13,540)	(104,965)

Cash Flows from Financing Activities:
Increase in advances from related parties	507,487	215,485	292,002
Increase in advances to related parties	(4,504)	—	(4,504)
Issuance of common stock	1,282	—	1,282

Net Cash Provided by Financing Activities	504,265	215,485	288,780

Net Increase in Cash	1,776	1,442	334
Cash and Cash Equivalents — Beginning	—	334	—

Cash and Cash Equivalents — Ending	1,776	1,776	334

The accompanying notes are an integral part of these consolidated financial statements.

ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
(A Development Stage Company)

Notes to Consolidated Financial Statements

Years Ended December 31, 2000 and 1999

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Basis of Consolidated Financial Statements — The consolidated financial statements include the accounts of Alpha Sky Investment Limited and its wholly-owned subsidiaries, Accuhigh Investments Limited, Tidy Sum Investments Limited and Alpha Spacecom Company Limited (collectively the “Company”).

Alpha Sky Investment Limited (“Alpha”) was incorporated on August 19, 1998 in the British Virgin Islands. It was incorporated with authorized share capital of 50,000 shares of common stock with a par value of $1.00 per share. As of June 25, 2001, 1,000 shares of common stock were issued and outstanding.

Accuhigh Investments Limited (“Accuhigh”), a British Virgin Island Company and was incorporated on June 12, 2001 in the British Virgin Islands. It was incorporated with authorized share capital of 50,000 shares of common stock with a par value of $1.00 per share. On June 25, 2001, 1 share of common stock was issued and outstanding.

Tidy Sum Investments Limited, a British Virgin Islands Company (“Tidy”), was incorporated on June 22, 2001 with authorized share capital of 50,000 shares of common stock; par value of $1.00 per share. As of June 25, 2001, 1 share of common stock was issued and outstanding.

Alpha Spacecom Company Limited (“ASC”, the “operating company”) was incorporated in Hong Kong on December 9, 1998, with authorized share capital of 10,000 shares of common stock with a par value of HK $1.00 per share. 1 share of common stock was issued and outstanding.

On July 10, 2001, Accuhigh acquired 100% of the shares of ASC accounted for under the purchase method without any resultant goodwill; 1% of the then outstanding common shares were held by Tidy Sum Investment Limited in trust for the Company.

Basis of Presentation — The accompanying financial statements, principally those of the operating company, present the financial position of the Company as of December 31, 2000 and 1999, and the results of its operations and cash flows for the years then ended on a consolidated basis. All significant inter-company accounts and transactions have been eliminated in consolidation.

The Company has been in the development stage since formation and primarily through the operations of ASC, is engaged in the business of developing a KA band communication satellite system that will provide broadband telecommunications services to the People’s Republic of China (the “PRC”) and its neighboring Asia Pacific countries.

ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
(A Development Stage Company)

Notes to Consolidated Financial Statement (Continued)

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

ASC has signed a memorandum of understanding with China Broadcasting Film Television Satellite Company (“CBSat”), a division of China’s State Administration of Radio, Film and Television (“SARFT”) to develop, construct, launch, maintain and operate KA bank satellites for distribution of news, sports, entertainment and Satellite Pay Per View (“SPPV”) services in the PRC. ASC has also signed a memorandum of understanding with Lockheed Martin Commercial Space Systems (“LMCSS”) whereby LMCSS will provide design, supply, installation and integration of the ground network and satellites, namely the Alphacom System.

Cash and Cash Equivalents — Cash and cash equivalents include cash on hand and deposits with banks with an original maturity of three months or less.

Property, Plant and Equipment — Property, plant and equipment which consist of computer equipment, are stated at cost less accumulated depreciation.

Depreciation is calculated on a straight-line basis to write-off the cost of each asset over its estimated useful life, usually five years.

Translation of Foreign Currencies — Monetary items denominated in foreign currencies are translated into Hong Kong Dollars at the rate of exchange in effect at the balance sheet date. Non-monetary items denominated in foreign currencies are translated into Hong Kong Dollars at the approximate rate of exchange in effect at the translation date. Any revenue or expense resulting from a transaction made in a foreign currency is translated into Hong Kong Dollars at the approximate rate of exchange in effect on the date of the transaction. Foreign exchange gains or losses resulting from the translation or settlement of a monetary item in a foreign currency are included as a separate component of shareholders’ equity.

Translation of amounts from HK$ into US$ for the convenience of the reader has been made at the Exchange Rate on December 21, 2000 and 1999 of US $1.00 = HK $7.8. No representation is made that the HK$ amounts could have been, or could be, converted into United States dollars at that rate on December 31, 2000 and 1999, or at any other date.

Income Taxes — Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
(A Development Stage Company)

Notes to Consolidated Financial Statement (Continued)

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Comprehensive Income — The Company adopted SFAS No. 130, “Reporting Comprehensive Income”, on January 1, 1998. SFAS No. 130 establishes standards for the reporting and display of comprehensive income, its components and accumulated balances in a full set of general purpose financial statements. SFAS No. 130 defines comprehensive income to include all changes in equity except those resulting from investment by owners and distributions to owners. Among other disclosures SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in financial statements that is presented with the same prominence as other financial statements. The Company currently does not have any comprehensive income.

Risk Consideration — As a majority of the Company’s operations are conducted in the PRC, the Company is subject to special considerations and significant risks not typically associated with investments in equity securities of North American and Western European companies. The Company’s operations may be adversely affected by significant political, economic and social uncertainties in the PRC. Although the PRC government has been pursuing economic reform policies for the past several years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC’s political, economic and social life. There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

The Company expects that substantially all of its revenues will be denominated in RMB. A portion of such revenues will need to be converted into other currencies to meet foreign currency obligations such as payment of any dividends declared. Both the conversion of RMB into foreign currencies and the remittance of foreign currencies abroad require PRC government approval. No assurance can be given that the operating subsidiaries within the Company will continue to be able to convert sufficient amounts of foreign currencies in the PRC’s foreign exchange markets in the future for payment of dividends.

ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
(A Development Stage Company)

Notes to Consolidated Financial Statement (Continued)

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Issued Accounting Standards — In July 2001, The Financial Accounting Standards Board (“FASB”) issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and other Intangible Assets. SFAS No. 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. Use of the pooling-of-interests method will be prohibited after that date. SFAS No. 142 changes the accounting for goodwill and intangible assets with indefinite lives from an amortization method to an impairment-only approach and requires intangible assets with finite lives to be amortized over their useful lives. Thus, amortization of goodwill and intangible assets with indefinite lives will cease upon adoption of the statement. SFAS No. 142 is required to be applied in fiscal years beginning after December 15, 2001. The Company does not expect that the adoption of SFAS No. 141 or SFAS No. 142 will have a significant immediate impact on the financial condition or results of operations of the Company, as the Company has no current planned business combinations, nor does it have any goodwill or other intangible assets recorded as of December 31, 2000.

In August 2001, the FASB issued SFAS No. 144, Accounting for Impairment or Disposal of Long-Lived Assets, which addresses accounting and financial reporting for the impairment or disposal of long-lived assets. This statement is effective for fiscal years beginning after December 15, 2001. The Company is currently assessing the impact, if any, that SFAS No. 144 may have on its financial condition and results of operations.

NOTE 2 — RELATED PARTY TRANSACTIONS

     The balances with related parties are as follows:

	2000		1999

	HK$	US$	HK$	US$

Advances to related parties:
Related company	35,137	4,504	35,137	4,504

Advances from related parties:
Directors	3,958,397	507,487	2,277,615	292,063

All balances with related parties are unsecured, interest free and repayable on demand.

ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
(A Development Stage Company)

Notes to Consolidated Financial Statement (Continued)

NOTE 3 — PROPERTY, PLANT AND EQUIPMENT

	2000		1999

	HK$	US$	HK$	US$

At cost:
Leasehold improvements	621,604	79,692	614,127	78,736
Plant and machinery	171,839	22,031	105,701	13,552
Tools and equipment	115,876	14,856	83,875	10,753
Furniture and fittings	15,020	1,926	15,020	1,926

	924,339	118,505	818,723	104,967
Accumulated depreciation	352,489	45,191	167,621	21,475

	571,850	73,314	651,102	83,492

Depreciation expense as of December 31, 2000 and 1999 was HK $184,868 (US $23,716) and HK $167,621 (US $21,503), respectively.

NOTE 4 — INCOME TAXES

The Company is subject to income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which each entity is domiciled.

Under the current laws of the British Virgin Islands (the “BVI”), dividends and capital gains arising from the Company’s investments in the BVI are not subject to income taxes and no withholding tax is imposed on payments of dividends to the Company.

Companies doing business and deriving income in Hong Kong are subject to Hong Kong profits tax at 16%. No income taxes have been provided for ASC as it has incurred losses since date of inception.

ALPHA SKY INVESTMENT LIMITED AND SUBSIDIARIES
(A Development Stage Company)

Notes to Consolidated Financial Statement (Continued)

NOTE 5 — LEASE COMMITMENTS

The Company leases land and buildings under various non-cancelable contracts that expire through 2002. Rental expenses for each of the years ended December 31, 2000 and 1999 were HK $525,239 (US $67,338) and HK $558,183 (US $71,562), respectively. The future total minimum rental payments are as follows:

	HK$	US$

Year Ending December 31,
2001	1,325,119	169,887
2002	1,165,693	149,448

	2,490,812	319,335

NOTE 6 — SUBSEQUENT EVENT

Alpha Sky Investment Limited entered into a Share Exchange Agreement dated December 10, 2001 to effectuate an exchange of shares with Tridon Enterprises Incorporated (“Tridon”), a publicly traded Colorado corporation. Pursuant to the terms of the share exchange agreement, Tridon acquired from Alpha Sky Investment Limited all of its equity interest in Accuhigh and Tidy Sum Investments Limited in exchange for 10,000,000 shares of convertible preferred stock convertible into 900,000,000 shares of common stock of Tridon. The transaction resulted in Alpha obtaining a majority voting interest in Tridon and Tridon was treated as the acquired entity. See supplemental pro-forma consolidated financial information attached hereto.

TRIDON ENTERPRISES INCORPORATED AND SUBSIDIARIES

Pro-Forma Consolidated Financial Information
(Unaudited)

In accordance with the terms of The Share Exchange Agreement dated December 10, 2001, Tridon Enterprises Incorporated (the “Registrant”, “Tridon”) issued 10,000,000 shares of convertible preferred stock convertible into 900,000,000 shares of common stock of the Registrant.

The following unaudited pro-forma consolidated financial information is included as required by the rules and regulations of the U.S. Security and Exchange Commission. The pro-forma financial statements herein present the proposed acquisition of Tridon Enterprises Incorporated by Alpha Sky Investment Limited (“Alpha”). The pro-forma consolidated balance sheet consolidates Alpha and Tridon historical balance sheets as of September 30, 2001. The pro-forma consolidated statements of operations consolidates Alpha and Tridon historical statements of operations for the year ended December 31, 2000 and for the nine months ended September 30, 2001.

The unaudited pro-forma consolidated statements of operations are not necessarily indicative of the operating results that would have been achieved had the transaction been in effect as of the beginning of the period presented and should not be construed as representative of future operations.

The historical financial statements of Tridon have been filed in connection with Form 8-K and the historical financial statements of Alpha are presented herewith. The unaudited pro-forma consolidated financial information presented herein should be read in conjunction with those financial statements and related notes.

For accounting purposes, the acquisition has been treated as an acquisition of Tridon Enterprises Incorporated (“Tridon”) by Alpha Sky Investment (“Alpha”) and as a recapitalization of Tridon Enterprises Incorporated. The historical financial statements prior to December 10, 2001 are those of Alpha Sky Investment Limited.

TRIDON ENTERPRISES INCORPORATED AND SUBSIDIARIES

Pro-Forma Consolidated Balance Sheets
(Unaudited)

	September 30, 2001			Pro-Forma at September 30, 2001

					Effect of
				Adjustments	Exchange of
	Tridon	Alpha	Combined	Dr/(Cr)	Shares	Consolidated

	(US$)	(US$)	(US$)	(US$)		(US$)
A S S E T S
Current Assets:
Cash and cash equivalents	162	85,621	85,783			85,783
Notes receivable and interest receivable	277,310	—	277,310			277,310
Less allowance for bad debt	(277,310)	—	(277,310)			(277,310)
Other receivables, deposits and prepayments	17,424	26,542	43,966			43,966
Advances to related parties	—	2,777	2,777			2,777

Total Current Assets	17,586	114,940	132,526	—	—	132,526
Property, plant and equipment, net	3,602	57,093	60,695	—	—	60,695

	21,188	172,033	193,221	—	—	193,221

TRIDON ENTERPRISES INCORPORATED AND SUBSIDIARIES

Pro-Forma Consolidated Balance Sheets (Continued)
(Unaudited)

	September 30, 2001			Pro-Forma at September 30, 2001

					Effect of
				Adjustments	Exchange of
	Tridon	Alpha	Combined	Dr/(Cr)	Shares	Consolidated

	(US$)	(US$)	(US$)	(US$)		(US$)

LIABILITIES AND SHAREHOLDERS’ DEFICIT

Current Liabilities:
Accounts payable, other accounts payable and accrued expenses	298,004	12,179	310,183	—		310,183
Advances from officers	—	808,848	808,848			808,848
Advances from stockholder	201,711	—	201,711			201,711
Advances from Vertex Marketing	39,400	—	39,400	—	—	39,400

Total Current Liabilities	539,115	821,027	1,360,142	—	—	1,360,142

Shareholders’ Deficit:
Original Capital Structure
Preferred stock - Tridon: Preferred stock, 7% cumulative convertible, par value $.001, 20,000,000 shares authorized, 35,800 shares issued and outstanding	36	—	36	—	(36)	—
Common stock - Tridon: Common stock, $.001 par value, 100,000,000 shares authorized, 87,438,053 shares issued and outstanding Alpha: Common stock, $1.00 par value, 50,000 shares authorized, 1,000 shares issued and outstanding	87,438	1,000	88,438	—	(88,438)	—
Amended Capital Structure
Tridon: Common stock, $.001 par value, 1,000,000,000 shares authorized, issued and outstanding					100,000	100,000
Additional paid-in capital	12,703,736	282	12,704,018	—	(11,526)	12,692,492
Accumulated deficit	(13,309,137)	(650,276)	(13,959,413)	—	—	(13,959,413)

Total Shareholders’ Deficit	(517,927)	(648,994)	(1,166,921)	—	—	(1,166,921)

	21,188	172,033	193,221	—	—	193,221

TRIDON ENTERPRISES INCORPORATED AND SUBSIDIARIES
Pro-Forma Consolidated Statement of Operations
(Unaudited)

	Nine Months Ended		Nine Months Ended
	September 30, 2001		Pro-Forma at September 30, 2001

				Adjustments
	Tridon	Alpha	Combined	Dr/(Cr)	Consolidated

	(US$)	(US$)	(US$)	(US$)	(US$)
Revenues	—	—	—	—	—
General and Administrative Expenses:
Interest	(19,462)	—	(19,462)	—	(19,462)
Other general and administrative expenses	(149,474)	(233,605)	(383,079)	—	(383,079)

Loss from Operations	(168,936)	(233,605)	(402,541)	—	(402,541)
Other Income:
Other, net	—	13	13	—	13
Interest	3,850	—	3,850	—	3,850
Income taxes	(800)	—	(800)	—	(800)

Net Loss	(165,886)	(233,592)	(399,478)	—	(399,478)

TRIDON ENTERPRISES INCORPORATED AND SUBSIDIARIES

Pro-Forma Consolidated Statement of Operations
(Unaudited)

	Year Ended		Pro-Forma Year Ended
	December 31, 2000		December 31, 2000

				Adjustments
	Tridon	Alpha	Combined	Dr/(Cr)	Consolidated	Consolidated

	(HK$)	(HK$)	(HK$)	(HK$)	(HK$)	(US$)
Revenues	—	—	—	—	—	—
General and administrative expenses:
Interest	(39,000)	—	(39,000)	—	(39,000)	(35,000)
Other general and administrative expenses	(268,772)	(1,790,534)	(2,059,306)	—	(2,059,306)	(264,014)

Loss from operations	(307,772)	(1,790,534)	(2,098,306)	—	(2,098,306)	(269,014)
Other income (expenses):
Other, net	(50,489)	701	(49,788)	—	(49,788)	(6,383)
Income taxes	(6,240)	—	(6,240)	—	(6,240)	(800)

Net loss after income tax	(364,501)	(1,789,833)	(2,154,334)	—	(2,154,334)	(276,197)

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

     The Board of Directors has unanimously adopted and the Consenting Shareholders have approved an amendment to the Articles of Incorporation, as amended, of Tridon (the “Name Amendment”) to change the name of the Company from “Tridon Enterprises, Inc.” to “Alpha Spacecom, Inc.” The text of the Name Amendment is included on Appendix B and is incorporated herein by reference.

     In the judgment of the Board of Directors, the change of Tridon’s corporate name is desirable in view of the resent acquisition by Tridon pursuant to the Share Exchange Agreement dated as of December 9, 2001 by and among the Company, Tridon Trust and Alpha Sky Investment Limited.

     The Name Amendment will become effective upon the filing of a certificate of amendment relating thereto with the Secretary of State of the State of Colorado, which will occur on or about April 30, 2002. Under federal securities, laws, Tridon cannot file the certificate of amendment until at least 20 days after the mailing of this Information Statement.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OUTSTANDING

     The Board of Directors has unanimously adopted and the Consenting Shareholders have approved an amendment to the Articles of Incorporation, as amended, of Tridon (the “Share Amendment”) to increase the total number of authorized Common Stock from 100,000,000 to 2,000,000,000. The text of the Share Amendment is attached as Appendix A and is incorporated herein by reference.

Reasons for Share Amendment

     We currently do have enough authorized shares to cover the conversion of the Series B Convertible Preferred Stock. We need to increase the total number of authorized shares so that we have enough shares available to issue upon the conversion of the Preferred Shares we issued in connection with the acquisition of the equity interests in Accuhigh Investments Limited, a British Virgin Islands company and Tidy Sum Investments Limited, a British Virgin Islands. We acquired these equity interests by issuing 10,000,000 shares of our Series B Convertible Preferred Stock which are convertible in 900,000,000 shares of our Common Stock.

     Further, the Board of Directors also believes that it is desirable to have additional authorized shares of Common Stock available for possible future financing, for possible acquisition transactions and other general corporate purposes. Having such additional authorized shares of Common Stock available for issuance in the future will give us greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting unless such action were specifically required by applicable law or rules of any securities market were are securities may be traded.

Anti-takeover Effects

     The authorization or issuance of additional Common Stock may be viewed as being an anti-takeover device. In the event of a proposed merger, tender offer, or attempt to gain control of the company, which the Board of Directors does not believe to be in the best interests of the company or its shareholders, the board could issue additional common stock that could make any such takeover attempt more difficult to complete. Other than its current commitments, the Board of Directors has no specific plans, agreements, or commitments to issue any additional shares of Common Stock.

     The Share Amendment will become effective upon the filing of a certificate of amendment relating thereto with the Secretary of State of the State of Colorado, which will occur on or about April 15, 2002. Under federal securities, laws, Tridon cannot file the certificate of amendment until at least 20 days after the mailing of this Information Statement.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Persons Entitled to Notice/Dissenters' Rights

     The Record Date for the determination of the shareholders entitled to notice of and to consent to the Actions has been fixed as of the close of business on February 28, 2002. As of February 28, 2002, there were 99,115,169 outstanding. The Actions have been duly approved by the Consenting Shareholders holding a majority of the outstanding Common Stock, approval or consent of the remaining shareholders is not required and is not being solicited hereby or by any other means.

     The Colorado Business Corporation Act does not provide for dissenters’ rights in connection with the adoption of the Actions.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding the ownership of the Common Stock as of February 28, 2002 by: (i) each director; (ii) each of the executive officers; (iii) all executive officers and directors of Shopss as a group; and (iv) all those known by Tridon to be beneficial owners of more than 5% of the Common Stock. Unless otherwise stated in the notes to the table, each person named below has sole authority to vote and dispose of the shares shown. Under Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, in calculating percentage ownership, each person named below is deemed to beneficially own securities that such person has the right to acquire within sixty days through the exercise of any option or warrant or through the conversion of any security, but securities subject to options, warrants or conversion rights owned by others (even if exercisable or convertible within sixty days) are not deemed to be outstanding shares. The address of those individuals for which an address is not otherwise indicated Room 1305, 13/F Progress Commercial Building, 7-17 Irving Street, Causeway Bay, Hong Kong.

	Beneficial Ownership

	Number of	Percentage
	Shares	Ownership

Directors and Officers
Paul Eberling	15,000,000	15.1%
The Anklor Children's Insurance Trust	15,000,000	15.1%
Tridon Trust	15,000,000	15.1%
Xuedong Hu*	—	—
All Directors and Executive Officers (4 persons)	—	—

*	In connection with the closing under the Share Exchange Agreement Mr. Hu as beneficial owner of Alpha, acquired 9,124,445 shares of Series B Convertible Preferred Stock which are convertible into 821,200,000 shares of common stock of the Company. Upon conversion, the 821,200,000 will be owned indirectly through Mr. Hu's controlling interest in the following entities; (i) 511,200,000 through Alpha Sky Investment Limited, (ii) 10,000,000 through Project Connect Limited (iii) 20,000,000 through Sino Advantage Limited, (iv) 40,000,000 through Sparkle Success Limited, (v) 50,000,000 through Choice Rich Investments Limited, (vi) 90,000,000 through Glory Asset Investments Limited, and (vii) 100,000,000 through Success Day Investments Limited.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Xuedong Hu Xuedong Hu, Chief Executive Office

CERTIFICATE OF AMENDMENT

OF ARTICLES OF INCORPORATION OF

TRIDON ENTERPRISES INCORPORATED

a Colorado Corporation

       The undersigned certifies that:

1.	He is the Chief Executive Officer of Tridon Enterprises Incorporated

2.	Article I of the Articles of Incorporation of this corporation is amended to read as follows:

“The name of this corporation shall be: “Alpha Spacecom, Inc.”

1.	Article II of the Articles of Incorporation of this corporation is amended to read as follows:

“The total number of authorized common stock shall be 2,000,000,000.”

2.	The foregoing amendments of Articles of Incorporation has been duly approved by the board of directors and a majority of the shareholders of this corporation.

            We further declare under penalty of perjury under the laws of the State of Colorado that the matters set forth in this certificate are true and correct of our own knowledge.

       DATE: March ___, 2002

Xuedong Hu, Chief Executive Officer